September 1, 2016

DREYFUS INSTITUTIONAL CASH ADVANTAGE funds
- Dreyfus Institutional Cash Advantage Fund

Supplement to Current Prospectuses

The Securities and Exchange Commission (SEC) has adopted new requirements for funds operating as money market funds (MMFs), including the fund.  The following is a summary of key features of the requirements that are applicable to the fund.  The fund intends to comply with the new requirements by the October 14, 2016 compliance date.

Summary of Key Changes as a Result of the New Requirements

The fund will be a non-"government," non-"retail" MMF (Institutional MMF) pursuant to the new requirements.

Floating Net Asset Value (NAV)

Institutional MMFs will buy and sell their shares at a "floating NAV" (i.e., a share price that may change from day to day reflecting typically small changes in the market-based values of their portfolio securities).  The floating NAVs must be rounded to four decimal places (e.g., $1.0000) instead of the current two decimal places (i.e., $1.00).  The anticipated compliance date for buying and selling shares at a floating NAV is October 10, 2016.

Liquidity Fees on Redemptions and Redemption Gates

All Institutional MMFs will adopt policies and procedures to enable them to impose liquidity fees on redemptions and/or redemption "gates" (i.e., temporarily suspend redemption privileges) if a fund's weekly liquid assets (which include cash, government securities and securities readily convertible to cash within five business days) were to fall below a designated threshold, subject to the actions of the fund's governing board.

Liquidity fees and redemption gates are most likely to be imposed, if at all, during times of extraordinary market stress.  The anticipated compliance date for imposing liquidity fees and redemption gates is October 14, 2016.

Institutional MMFs

All investors (including natural persons) will be able to own shares of the Institutional MMFs, but the funds anticipate transitioning to a floating NAV on October 10, 2016.  Until the transition, it is expected that these funds will continue to seek to maintain a stable $1.00 per share NAV using the amortized cost valuation and accounting methods permitted by the SEC.

Timing and Acceptance of Trade Orders

Timing of Orders; Orders Placed Through Financial Intermediaries

Currently, certain financial intermediaries serve as agents for the fund and accept orders on behalf of the fund.  If a financial intermediary serves as agent of the fund, the order is priced at the fund's NAV next calculated after the order is accepted by the intermediary.  Orders submitted through a financial intermediary that does not serve as an agent for the fund are priced at the fund's NAV next calculated after the fund receives the order in proper form from the intermediary and accepts it, which may not occur on the day the order is submitted to the intermediary.

Effective October 10, 2016, Institutional MMFs will no longer permit financial intermediaries to serve as their agents for the receipt of orders (subject to limited exceptions for certain retirement plans).  As of that date, all trades in an Institutional MMF will be priced at the NAV next calculated after the fund receives the order in proper form from the financial intermediary and accepts it.

Orders "In Proper Form"

Effective October 10, 2016, for each Institutional MMF, an order to purchase shares received by the fund will be deemed to be "in proper form" if the fund receives "federal funds" or other immediately available funds within two hours after the time at which the fund's NAV is next calculated after the order is received by the fund or by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m., Eastern time), whichever is earlier.  If payment is not received within the appropriate time period, the fund reserves the right to cancel the purchase order in its discretion, and the investor would be liable for any resulting losses or expenses incurred by the fund or the fund's transfer agent.

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More About Liquidity Fees and Redemption Gates (Institutional MMFs)

Beginning October 14, 2016, if a MMF's weekly liquid assets fall below 30% of its total assets, the fund's board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or redemption gates.  In addition, if a MMF's weekly liquid assets fall below 10% of its total assets at the end of any business day, the fund must impose a 1% liquidity fee on shareholder redemptions unless the fund's board determines that a lower or higher fee (not to exceed 2%), or no fee, is in the best interests of the fund.  "Weekly liquid assets" include (i) cash; (ii) direct obligations of the U.S. government; (iii)  securities issued by U.S. government agencies at a discount and have a remaining maturity of 60 days or less; (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; and (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.

It is anticipated that the need to impose liquidity fees and redemption gates would occur very rarely, if at all, during times of extraordinary market stress.

Shareholders and financial intermediaries generally will be notified before a liquidity fee is imposed on a MMF (although the fund's board, in its discretion, may elect otherwise).  A liquidity fee would be imposed on all redemption requests (including redemptions by exchange into another fund) processed at the first NAV calculation on the next business day following the announcement that the fund would impose a liquidity fee.  If a liquidity fee is imposed, it will be charged on all redemption orders received by the fund after the effective time of the imposition of the fee by the fund's board.  A liquidity fee would not be imposed on checkwriting redemption drafts or redemption requests submitted by mail that are received on the same day that the fee is imposed.  Liquidity fees generally would operate to reduce the amount an investor receives upon redemption of fund shares, including upon an exchange of fund shares for shares of another fund.

Shareholders and financial intermediaries will not be notified prior to the imposition of a redemption gate; however, financial intermediaries may be notified after the last NAV is calculated on the day the MMF's board has made the decision to impose a redemption gate.  If a redemption gate is imposed, the MMF or any financial intermediary on its behalf will not accept redemption requests (including redemptions by exchange into another fund) until the fund provides notice that the redemption gate has been terminated.  A redemption gate would not be imposed on checkwriting redemption drafts or redemption requests submitted by mail that are received on the same day that the gate is imposed.  Redemption requests submitted while a redemption gate is imposed will be cancelled without further notice.  If shareholders still wish to redeem their shares after a redemption gate has been lifted, they will need to submit a new redemption request.

When a fee or a gate is in place, a MMF may elect to stop selling shares or to impose additional conditions on the purchase of shares.

A MMF's board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of the fund.  In addition, a liquidity fee or redemption gate will automatically terminate at the beginning of the next business day once a MMF's weekly liquid assets reach at least 30% of its total assets.  Redemption gates may only last up to 10 business days in any 90-day period.

The imposition and termination of a liquidity fee or redemption gate will be announced on the MMF's website (www.dreyfus.com).  In addition, a MMF will communicate such action through a disclosure supplement to its prospectus and may further communicate such action by other means.

Timing and Determinations

The determinations and actions described herein, and anticipated timing of those actions, may change in the future.  Shareholders will be given notice of further developments, as appropriate.

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